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                                                                   EXHIBIT 10.7
                                 FORM OF NON-EMPLOYEE DIRECTORS' INCENTIVE PLAN

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                             GOLF TRUST OF AMERICA, INC.

                          1997 NON-EMPLOYEE DIRECTORS' PLAN

                      NOTICE OF GRANT OF AUTOMATIC STOCK OPTION


         Notice is hereby given of the following stock option (the "Option") to purchase shares (the "Option Shares") of the common stock of Golf Trust of America, Inc. (the "Corporation") which has been granted pursuant to the Corporation's 1997 Non-Employee Directors' Plan (the "Plan"):

         OPTIONEE:                     ____________________

         GRANT DATE:                   ____________________

         TYPE OF OPTION:               Nonqualified Stock Option

         EXERCISE PRICE:               $_________ per share

         NUMBER OF OPTION SHARES:      __________ shares

         EXPIRATION DATE:              ____________________

         EXERCISE SCHEDULE:            The Option is immediately exercisable
                                       for all the Option Shares.

         VESTING SCHEDULE:             The Option Shares are fully vested.

         Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Plan governing automatic option grants to Board members. Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Automatic Stock Option Agreement attached hereto as EXHIBIT A and incorporated herein by reference. Optionee understands that any Option Shares purchased under the Option will be subject to certain restrictions on transfer set forth in the Stock Purchase Agreement attached hereto as EXHIBIT B and incorporated herein by reference. Optionee hereby acknowledges receipt of a copy of the Plan attached hereto as EXHIBIT C and incorporated herein by reference.

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         NO SERVICE CONTRACT.  No provision of this Notice of Grant, the attached agreements or the Plan shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

DATED:  ____________, 1997

                             GOLF TRUST OF AMERICA, INC.

                             By:  ________________________________

                                  Title:    ______________________


                             _____________________________________
                             OPTIONEE

                             Name:     ___________________________

                             Address:  ___________________________

                                       ___________________________


Exhibit A:    Automatic Stock Option Agreement
Exhibit B:    Stock Purchase Agreement
Exhibit C:    1997 Directors Plan

                                      2

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                                      EXHIBIT A

                           AUTOMATIC STOCK OPTION AGREEMENT

                             GOLF TRUST OF AMERICA, INC.

                          1997 NON-EMPLOYEE DIRECTORS' PLAN

                           AUTOMATIC STOCK OPTION AGREEMENT

    RECITALS

         A. The Board of Directors (the "Board") of Golf Trust of America, Inc. (the "Corporation") have approved an automatic option grant program under Article Two of the 1997 Non-Employee Directors' Plan (the "Plan"), pursuant to which special option grants are to be made to eligible non-employee members of the Board at periodic intervals over their period of Board service in order to encourage such individuals to remain in the Corporation's service.

         B. Optionee is an eligible non-employee Board member and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's common stock ("Common Stock") under the Plan.

         C. The granted option is intended to be a nonqualified option which does NOT meet the requirements of Section 422 of the Internal Revenue Code and is designed to provide Optionee with a meaningful incentive to continue to serve as a member of the Board.

    NOW, THEREFORE, it is hereby agreed as follows:

         1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the grant date (the "Grant Date") specified in the accompanying Notice of Grant of Automatic Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of Common Stock (the "Option Shares") as is specified in the Grant Notice. Such Option Shares shall be purchasable from time to time during the option term at the price per share (the "Exercise Price") specified in the Grant Notice.

         2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated in accordance with Paragraph 6.

         3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor assignable by Optionee, other than a transfer of this option effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

         4. EXERCISABILITY. This option shall be immediately exercisable for any or all of the Option Shares and shall remain so exercisable until the Expiration Date specified in the Grant Notice, whether or not Optionee continues to serve as a Board member, unless sooner terminated in accordance with the provisions of Paragraph 6.

         5. DEATH OF OPTIONEE. Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise the option for any or all of the outstanding Option Shares. Such right shall lapse, and this option shall terminate and cease to remain outstanding, upon the Expiration Date specified in the Grant Notice unless sooner terminated in accordance with the provisions of Paragraph 6.

         6. CORPORATE TRANSACTION. Upon the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

              a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

              b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

              c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, this option shall terminate and cease to be outstanding immediately following the consummation of such Corporate Transaction, except to the extent assumed by the successor corporation or its parent company.

         7.   ADJUSTMENT IN OPTION SHARES.

              a. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting such Common Stock as a class without the Corporation's receipt of consideration, then the number and class of securities purchasable under this option and the Exercise Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; provided, however, the aggregate Exercise Price shall remain the same.

              b. If this option is to be assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate

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Transaction, to apply and pertain to the number and class of securities which would have been issuable to Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable hereunder shall remain the same.

         8. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Exercise Price for the purchased shares.

         9.   MANNER OF EXERCISING OPTION.

              a. In order to exercise this option for all or any part of the Option Shares, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                   (1) Deliver to the Secretary of the Corporation a stock purchase agreement (the "Purchase Agreement") in substantially the form of EXHIBIT B to the Grant Notice.

                   (2) Pay the aggregate Exercise Price for the purchased shares in one of the following alternative forms:

                        (a) full payment in cash or check made payable to the order of the Corporation;

                        (b) full payment in shares of Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as defined below);

                        (c) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                        (d) full payment effected through a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for those shares and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                   (3) Furnish to the Corporation appropriate documentation evidencing that the person or persons exercising the option (if other than Optionee) have the right to exercise this Option.


              b. For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                   (1) If the Common Stock is at the time traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                   (2) If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

              c. The Exercise Date shall be the date on which the executed Purchase Agreement is delivered to the Secretary of the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option, payment of the Exercise Price for the purchased shares must accompany the Purchase Agreement.

              d. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares.

              e. In no event may this option be exercised for any fractional share.

         10. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

         11. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any securities exchange on which shares of the Common Stock may be listed at the time of such exercise and issuance.

         12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 or 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the Corporation's successors and assigns.

         13. LIABILITY OF CORPORATION. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

         14. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporate Offices at 190 King Street, Charleston, South Carolina 29401, and any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice, or to such other address as either party may from time to time designate in writing to the other party. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

         15. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, including the automatic option grant provisions of Article Two of the Plan. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Maryland, as such laws are applied to contracts entered into and performed in such State, without resort to that State's conflict-of-laws rules.

         16. HEADINGS. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                                      EXHIBIT B

                               STOCK PURCHASE AGREEMENT

                             GOLF TRUST OF AMERICA, INC.

                          1997 NON-EMPLOYEE DIRECTORS' PLAN

                               STOCK PURCHASE AGREEMENT



         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the _____ day of _________ 199__, by and between Golf Trust of America, Inc., a Maryland corporation (the "Corporation") and _______________________________
 ("Optionee"), the holder of a stock option under the Corporation's 1997 Non-Employee Directors' Plan (the "Plan").

    A.   EXERCISE OF OPTION

         1. EXERCISE. Optionee hereby purchases shares of the Corporation's common stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on __________, 199__ (the "Grant Date"), under the Automatic Option Grant Program of Article Two of the Plan, to purchase up to _________ shares of the Corporation's common stock at the exercise price of $_____ per share (the "Exercise Price").

         2. PAYMENT. Concurrently with the delivery of this Agreement to the Secretary of the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the agreement between the Corporation and Optionee evidencing the Option.

    B.   REPRESENTATIONS AND WARRANTIES OF OPTIONEE

         Optionee hereby represents and warrants that:

         1. ACQUISITION ENTIRELY FOR OWN ACCOUNT. The Purchased Shares shall be acquired for investment purposes only and for Optionee's own account, and not as a nominee or agent and not with a view to, or for sale in connection with, any distribution of all or any part of the Purchased Shares. Optionee is prepared to hold the Purchased Shares for an indefinite period and has no present intention of selling, granting any participating interest in, or otherwise distributing the Purchased Shares. Optionee further represents that Optionee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant any participating interest in the Purchased Shares to such person or any other person.

         2. DISCLOSURE OF INFORMATION. Optionee believes Optionee has received all the information Optionee considers necessary or appropriate for deciding whether to invest in the Purchased Shares. Optionee represents and acknowledges that Optionee has had an Opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the investment in the Purchased Shares.

         3. INVESTMENT EXPERIENCE. Optionee is able to fend for him or herself in the transaction contemplated by this Agreement, can bear the economic risk of his or her investment in the Purchased Shares and has such knowledge and experience in financial or business matters that Optionee is capable of evaluating the merits and risks of the investment in the Purchased Shares.

         4. RESTRICTED SECURITIES. Optionee understands that the Purchased Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act") and are "restricted securities" under the 1933 Act. Accordingly, the Purchased Shares may not be resold or transferred unless the Purchased Shares are first registered under the 1933 Act or unless an exemption from such registration is available. In this connection, Optionee represents that Optionee is familiar with Rule 144 of the Securities and Exchange Commission issued under the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act, including the two
(2) year minimum holding period for restricted securities imposed under Rule
144. Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period.

    C.   MARKET STAND-OFF

         1. In connection with the Corporation's initial public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters, other than a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession. Such limitations shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters; PROVIDED, HOWEVER, that in no event shall such period exceed one hundred eighty (180) days. The limitations of this Section C shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

         2. Optionee shall be subject to the market stand-off provisions of this Section C IF AND ONLY IF the officers and directors of the Corporation are also subject to similar arrangements.

         3. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding common stock effected as a class without the Corporation's receipt of consideration, then any new, substituted or additional securities distributed with respect to the Purchased Shares shall be immediately subject to the provisions of this Section C, to the same extent the Purchased Shares are at such time covered by such provisions.

         4. In order to enforce the limitations of this Section C, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

    D.   FURTHER LIMITATIONS ON DISPOSITION

         Without in any way limiting the representations set forth above, Optionee further agrees not to make any disposition of all or any portion of the Purchased Shares unless and until Optionee (i) shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Corporation, shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, that such disposition will not require registration of such shares under the 1933 Act. It is agreed that the Corporation will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

    E.   LEGENDS

         Optionee understands that the certificates evidencing the Purchased Shares may bear the following legend:

    "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Corporation that such registration is not required or unless sold pursuant to Rule 144 of such Act."

    F.   MISCELLANEOUS PROVISIONS

         1. NO IMPAIRMENT OF RIGHTS. Nothing in this Agreement or in the Plan shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board of Directors of the Corporation at any time in accordance with the provisions of applicable law.

         2. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

         3. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

         4. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland, as such laws are applied to contracts entered into and performed in such State, without resort to that State's conflict-of-laws rules.

         5. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         6. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee and Optionee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

         7. HEADINGS. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first indicated above.

                                  GOLF TRUST OF AMERICA, INC.

                                  By: __________________________________________

                                  Title: _______________________________________

                                  Address:  190 King Street
                                           Charleston, South Carolina 29401


                                  ______________________________________________
                                  OPTIONEE

                                  Name:     ____________________________________

                                  Address:  ____________________________________
Print name in exact manner                  ____________________________________
it is to appear on the
stock certificate:                     _________________________________________

Address to which certificate
is to be sent, if different
from address above:                    _________________________________________
                                       _________________________________________

Social Security Number:                _________________________________________

                                     EXHIBIT C

                          1997 NON-EMPLOYEE DIRECTORS' PLAN

                             GOLF TRUST OF AMERICA, INC.

                          1997 NON-EMPLOYEE DIRECTORS' PLAN


                                     ARTICLE ONE
                                  GENERAL PROVISIONS

I.  GENERAL

    A. PURPOSE. This 1997 Non-Employee Directors' Plan (the "Plan") is intended to promote the interests of Golf Trust of America, Inc., a Maryland corporation or any successor corporation (the "Corporation"), by offering Non-Employee members of the Board the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

    B. EFFECTIVE DATE. The Plan will become effective immediately upon the execution and final pricing of the Underwriting Agreement for the initial public offering of the Corporation's Common Stock. The execution date of such Underwriting Agreement is hereby designated as the Effective Date of the Plan.

II. DEFINITIONS

    A. GENERAL DEFINITIONS. For purposes of the Plan, the following definitions shall be in effect:

         BOARD:  the Corporation's Board of Directors.

         CODE:  the Internal Revenue Code of 1986, as amended.

         COMMON STOCK:  shares of the Corporation's common stock.

         CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

              a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated;

              b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation; or

              c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

         EFFECTIVE DATE: the date specified in Section I of this Article One on which the Plan shall become effective.

         ELIGIBLE DIRECTOR: a Non-Employee member of the Board eligible to participate in the Plan according to the provisions of Section IV of this Article One.

         EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

         EXERCISE DATE: the date on which the Corporation shall have received written notice of the exercise of an option granted pursuant to the Automatic Option Grant Program of Article Two.

         FAIR MARKET VALUE: the value per share of Common Stock determined in accordance with the following provisions:

              a. For any option grants made on the Effective Date, the Fair Market Value shall be the price per share at which the Common Stock is to be sold in the initial public offering of the Common Stock pursuant to the Underwriting Agreement. For all other purposes, the Fair Market Value shall be determined in accordance with the provisions of subparagraphs b through c below.

              b. If the Common Stock is at the time traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

              c. If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange serving as the primary market for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

         FOUNDING DIRECTOR: Any individual who was a member of the Board on the Effective Date.

         1933 ACT:  the Securities Act of 1933, as amended.

         1934 ACT:  the Securities Exchange Act of 1934, as amended.

         NON-EMPLOYEE:  any individual who is not an Employee.

         NON-FOUNDING DIRECTOR: any member of the Board who was not a member of the Board on the Effective Date.

         NONQUALIFIED OPTION: a stock option not intended to meet the requirements of Code Section 422.

         OPTIONEE: any person to whom an option is granted under the Automatic Option Grant Program of Article Two.

         PRIOR OWNER: any person who contributed any golf course to the Corporation or to any of its affiliates.

    B. PARENT/SUBSIDIARY DETERMINATION. The following provisions shall be applicable in determining the parent and subsidiary corporations of the
Corporation:

         1. Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2. Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

III.     STRUCTURE OF THE PLAN

    A. STOCK PROGRAMS. Under the Automatic Option Grant Program of Article Two, Non-Employee members of the Board will automatically receive option grants to purchase shares of Common Stock at periodic intervals over their period of Board service.

    B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Three shall apply to all aspects of the Automatic Option Grant Program and accordingly shall govern the interests of all individuals under the Plan.

IV. ELIGIBILITY

    A.   ELIGIBLE DIRECTORS.

         1. The individuals eligible to receive automatic option grants pursuant to the provisions of this Plan shall be limited to (i) Non-Employees who are serving as members of the Board on the Effective Date, (ii) Non-Employees who are first elected or appointed as Board members after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders and (iv) individuals who cease to serve as Board members at any time after the Effective Date but who subsequently resume Board membership as Non-Employee members, whether through appointment by the Board or election by the Corporation's stockholders.

         2. A Non-Employee member of the Board shall not be eligible to receive an automatic option grant under this Plan if such individual is a Prior Owner or is, on the date the option grant would otherwise occur, an Employee of any parent or subsidiary of the Corporation.

         3. Any Board member eligible to participate in the Plan pursuant to the foregoing criteria shall be designated an Eligible Director.

    B. LIMITATION. An Eligible Director shall not be entitled to receive any option grants or stock issuances under any other stock plan of the Corporation (or its parent or subsidiaries) during his or her period of Board service.

V.  STOCK SUBJECT TO THE PLAN

    A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 100,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section V.

    B. In no event shall the aggregate number of shares granted pursuant to the Automatic Option Grant Program of Article Two exceed 35,000 shares in any calendar year. Once this limitation is reached in any calendar year, no further stock option grants will be made under the Plan for the balance of that year. However, any Eligible Directors who fail to receive their stock option grants in any calendar year by reason of such limitation shall receive those grants on the first trading day of the succeeding calendar year, and such grants shall have priority over all other grants to be made in that calendar year.

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    C.   Should the number of shares which remain available for issuance under the Plan not be sufficient for the automatic option grants to be made at a particular time, then the available shares shall be allocated proportionately among all the automatic option grants to be made at that time.

    D.   Should one or more outstanding options under the Automatic Option
Grant Program expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. All share issuances under the Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Automatic Option Grant Program be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares actually issued to the holder of such option.

    E. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments will be made to (i) the maximum number and/or class of securities available for issuance under the Plan, (ii) the number and/or class of securities to be made the subject of each subsequent automatic option grant and direct stock issuance, (iii) the number and/or class of securities purchasable under each outstanding option and the exercise price payable per share and (iv) the aggregate number and/or class of securities which may be made the subject of automatic option grants in any calendar year. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the dilution or enlargement of rights and benefits under such options.



                                     ARTICLE TWO
                            AUTOMATIC OPTION GRANT PROGRAM


I.  GRANT DATES

    Option grants shall be made under this Article Two on the dates specified below.

    A.   INITIAL GRANT.

         1. On the Effective Date, each Founding Director who is an Eligible Director shall automatically be granted Nonqualified Options to purchase 5,000 shares of Common Stock upon the terms and conditions of this Article Two (an "Initial Grant").

         2. Each Non-Founding Director who is an Eligible Director shall automatically be granted, on the date such director first becomes an Eligible Director, a

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Nonqualified Option to purchase 5,000 shares of Common Stock upon the terms and conditions of this Article Two.

    B. ANNUAL GRANT. On each anniversary of the later of (i) the Effective Date or (ii) the date on which the Eligible Director first became an Eligible Director, each Eligible Director shall automatically be granted a Nonqualified Option to purchase an additional 5,000 shares of Common Stock upon the terms and conditions of this Article Two, provided such individual's service on the Board continues without interruption through such anniversary date.

    C. RE-ELECTION GRANT. Each Eligible Director who ceases to serve on the Board at any time after the Effective Date but who is subsequently re-elected to the Board, whether through appointment by the Board or election by the Corporation's stockholders, shall automatically be granted, on the date of the first Board meeting following the annual meeting of the Corporation's stockholders at which such individual is re-elected as a Board member by the stockholders, a Nonqualified Option to purchase 5,000 shares of Common Stock upon the terms and conditions of this Article Two, provided such individual continues to serve as an Eligible Director through the date of such Board meeting.

    D. The number of shares for which the automatic option grants are to be made to each newly elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section V.E of Article One.

II. EXERCISE PRICE

    The exercise price per share of Common Stock subject to each automatic option grant made under this Article Two shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date; PROVIDED, HOWEVER that the Exercise Price of the Initial Grant to Founding Directors shall be equal to the initial public offering price.

III.     PAYMENT

    A. The exercise price shall become immediately due upon exercise of the option.

    B. The exercise price shall be payable in one of the alternative forms specified below:

         1. full payment in cash or check made payable to the order of the Corporation;

         2. full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

         3. full payment in a combination acceptable to the Compensation Committee of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

         4. full payment through a sale and remittance procedure pursuant to which the option holder shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

IV. OPTION TERM

    Each automatic grant under this Article Two shall have a maximum term of ten (10) years measured from the automatic grant date and shall accordingly terminate and cease to be outstanding for any option shares at the close of business on the day immediately preceding the tenth (10th) anniversary of the automatic grant date, unless sooner terminated in accordance with the provisions of Section VIII of this Article Two.

V.  EXERCISABILITY/VESTING

    Each automatic grant shall be immediately exercisable for any or all of the option shares and shall remain so exercisable until the expiration date of such option, whether or not the Optionee continues to serve as a Board member. The option shares shall be fully vested on the date of grant.

VI. NON-TRANSFERABILITY

    Each automatic option grant shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable by the Optionee, other than a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

VII.     STOCKHOLDER RIGHTS

    The holder of an automatic option grant under this Article Two shall have none of the rights of a stockholder with respect to the shares subject to that option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

VIII.    CORPORATE TRANSACTION

    A. Immediately following the consummation of a Corporate Transaction, all automatic option grants outstanding under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

    B. Each outstanding option under this Article Two which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per calendar year basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

IX. REMAINING TERMS

    The remaining terms and conditions of each automatic option grant shall be as set forth in the Automatic Stock Option Agreement attached as EXHIBIT A.



                                    ARTICLE THREE
                               MISCELLANEOUS PROVISIONS


I.  AMENDMENT OF THE PLAN

    The provisions of this Plan relating to the amount, price and timing of awards under the Plan, together with the automatic option grants outstanding under Article Two, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable requirements of the federal income tax laws and regulations.
However, no such amendment or modification shall adversely affect rights and obligations with respect to options on unvested stock issuances at the time outstanding under the Plan, unless the Optionee consents to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan (i) materially to increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Section V.E of Article One, (ii) materially to modify the eligibility requirements for Plan participation or (iii) materially to increase the benefits accruing to Plan participants.

II. EFFECTIVE DATE AND TERM OF PLAN

    A. The Plan was adopted by the Board on _______________, 1997 and approved by the Corporation's stockholders on ___________, 1997. The Plan became effective on _______________, 1997, the date on which the registration statement relating to the Corporation's initial public offering was declared effective by the Securities and Exchange Commission.

    B.   The Plan shall terminate upon the earliest to occur of (i) December
31, 2006, (ii) the date the Plan is terminated by the Board or (iii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the automatic option grants made under the Automatic Option Grant Program of Article Two (whether vested or unvested). If the date of termination is determined under clauses (i) or (ii) above, then any option grants outstanding on such date shall not be affected by the termination of the Plan and shall continue to have force and effect in accordance with the provisions of the instruments evidencing those grants.

III.     CASH PROCEEDS

    Any cash proceeds received by the Corporation from the sale of shares pursuant to the Plan shall be used for general corporate purposes.

IV. REGULATORY APPROVALS

    A. The implementation of the Plan, the granting of any option under the Automatic Option Grant Program and the issuance of Common Stock upon the exercise of any such option shall each be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the Common Stock issued pursuant to it.

    B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

V.  NO IMPAIRMENT OF RIGHTS

    No provision of the Plan shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove any Optionee from the Board at any time in accordance with the provisions of applicable law.

VI. MISCELLANEOUS PROVISIONS

    A. TRANSFER LIMITATION. Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

    B. GOVERNING LAW. The provisions of the Plan relating to the exercise of options shall be governed by the laws of the State of Maryland without resort to that State's conflict-of-laws rules, as such laws are applied to contracts entered into and performed in such State.

    C. SUCCESSORS AND ASSIGNS. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate

Transaction or otherwise and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

    D. HEADINGS. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of the Plan.

                                      EXHIBIT A

                           AUTOMATIC STOCK OPTION AGREEMENT